ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                      STRUCTURAL AND COLLATERAL TERM SHEET
                        $1,128,114,000 (APPROXIMATE BALANCE)   NOVEMBER 22 2000
                    GMAC COMMERCIAL MORTGAGE SECURITIES, INC.
                       MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2000-C3


APPROXIMATE SECURITIES STRUCTURE:

                     APPROXIMATE   EXPECTED    EXPECTED    EXPECTED
          EXPECTED   FACE/NOTIONAL  CREDIT    WEIGHTED    PAYMENT
CLASS      RATING    AMOUNT        SUPPORT     AVERAGE     WINDOW
  (a)    FITCH/MOODY'S(MM)        (% OF UPB)     LIFE        (b)
                                            (YEARS)(b)
--------------------------------------------------------------------

PUBLICLY OFFERED CLASSES

--------------------------------------------------------------------
 A1       AAA/Aaa      $148.6    21.25%       5.7    01/01 - 04/10

 A2       AAA/Aaa       855.3    21.25        9.7    04/10 - 11/10

 B        AA+/Aa2        54.2    17.00        9.9    11/10 - 11/10
 C         A+/A2         57.4    12.50        9.9    11/10 - 11/10
 D          A/A3         12.7    11.50        9.9    11/10 - 11/10
------------------------------------------------------------------
PRIVATELY OFFERED CLASSES (c)

------------------------------------------------------------------
 E        BBB/Baa2       35.1     8.75
 F        BBB-/Baa3      19.1     7.25
 G         BBB-/NR        8.0     6.63
 H         BB+/Ba1        9.9     5.85
 J         BB/Ba2        25.5     3.85
 K         BB-/Ba3        4.5     3.50
 L          B+/B1         9.6     2.75
 M          B/B2         15.9     1.50
 N          B-/B3         3.2     1.25
 O        CCC/Caa2        3.2     1.00
 P         NR/NR         12.8     --
 X(d)     AAA/Aaa     1,274.7

 S

   TOTAL SECURITIES: $1,274.7

-------------------------------------------------------------------
(a) Classes A1 and A2 are expected to have fixed pass-through rates. Classes B through D are expected to have fixed pass-through rates subject to a cap equal to the weighted average Net Mortgage Pass-Through Rate.
(b) Calculated at 0% CPR, assuming no balloon payment extension and that ARD Loans pay in full on Anticipated Repayment Dates.
(c)  Not offered hereby.
(d)  Notional amount on interest only class.



COLLATERAL FACTS:

Cut-Off Date Loan Principal Balance:              1,274,707,224
Number of Mortgage Loans / Properties:                175 / 197
Average Mortgage Loan Cut-Off Date Balance:          $7,284,041
Weighted Average Current Mortgage Rate:                  8.147%
Weighted Average Loan U/W DSCR (a):                       1.43x
Weighted  Average  Loan  Cut-Off  Date LTV Ratio         68.58%
Weighted  Average  Remaining  Term  to  Maturity          119.1
Weighted  Average  Remaining  Amortization  Term          350.3
Prepayment Lockout / Defeasance as % of Total:           97.90%
Balloon Loans as % of Total (b)                          99.70%
Single Largest Asset as % of Total:                      11.44%
Five Largest Assets as % of Total:                       29.62%
Ten Largest Assets as % of Total:                        40.75%

(a) All DSCR and LTV information presented herein is generally calculated as though any related earnout reserve had been applied to reduce or defease the primary balance of the mortgage loan.
(b) Includes ARD loans totaling $361 mm and 28.32% of the Mortgage Loan Cut-Off date balance.

TEN LARGEST LOANS OR SPONSORS:

LOAN OR SPONSOR
(SHADOW RATING -          CURRENT  % BY LOAN
 FITCH/MOODY'S)           BALANCE   POOL UPB     LTV   DSCR PROPERTY TYPE
-------------------------------------------------------------------------
Arizona Mills (BBB/Baa2) $145,831,430  11.44%   58.33% 1.58x  Retail
MacArthur Center         101,000,000    7.92    46.54  2.17   Retail
(AA+/Aa3)

1999 Broadway            49,966,246     3.92    63.25  1.48   Office
Drucker & Faulk          49,291,990     3.87    76.80  1.27   Multifamily
Multifamily Portfolio
AmeriSuites (BBB-/Baa3)  31,468,201     2.47    44.45  2.03   Lodging
201 East 14th Street     29,978,826     2.35    65.31  1.47   Multifamily
St. Croix Apartments     29,800,000     2.34    74.50  1.19   Multifamily
Coral Gate Apartments    28,340,494     2.22    78.72  1.25   Multifamily
Lichtenstein Retail      28,331,922     2.22    74.95  1.26   Retail
Copper Canyon            25,472,358     2.00    78.38  1.24   Multifamily
                         ----------   ------
                       $519,481,467    40.75%   61.76% 1.60x


KEY FEATURES:
Lead Managers:                      Deutsche Banc Alex. Brown
                                    Goldman, Sachs & Co.
Originators:                        GMAC Commercial Mortgage
                                    Corporation (33.68%)
                                    Archon Financial, L.P. (GSMC) 27.96%
                                    German American Capital Corporation
                                    (DB)(24.53%) Residential Funding
                                    Corporation (13.83%)
Collateral:                         175 Mortgage Loans ($1,274,707,224)
Master Servicer:                    GMAC Commercial Mortgage Corporation
Special Servicer:                   GMAC Commercial Mortgage Corporation
Trustee:                            LaSalle National Bank Association
Launch:                             November 2000
Pricing:                            November 2000
Closing:                            December 14th, 2000
Cut-Off Date:                       December 1st and 5th
Distribution Date:                  15th of each month, or following  business
                                    day (commencing January 16, 2001)
Payment Delay:                      15 days
ERISA Eligible:                     Classes A  through D are expected to be
                                    ERISA eligible subject to certain conditions
                                    for eligibility.
SMMEA Eligible:                     Classes A1, A2, and B are expected to be
                                    SMMEA Securities upon issuance
Structure:                          Sequential pay
Day Count:                          30/360
Tax Treatment:                      REMIC
Rated Final Distribution Date       September 2035
Clean up Call:                      1.0%
Minimum Denominations:              Publicly Offered Classes: $25,000 & $1
Delivery:                           DTC

SELECTED LOAN DATA:


                   NUMBER OF    LOAN POOL CUT-OFF DATE BALANCE
 GEOGRAPHIC        MORTGAGED  -----------------------------------
 DISTRIBUTION      PROPERTIES  (MM)    % BY UPB   WTD. AVG. DSCR
-----------------------------------------------------------------
 Arizona                7     $160.6      12.60%         1.56
 Florida               18      136.6      10.72          1.30
 California            19      126.0       9.89          1.29
 Virginia               6      125.0       9.81          2.00
 Texas                 28      123.3       9.67          1.30
 New York              14       72.9       5.72          1.34
 Other (a)            105      530.3      41.60          1.35
                    -----      -----    -------
 TOTAL/WTD. AVG.      197   $1,274.7     100.00%         1.43X
-----------------------------------------------------------------
(a)      Includes 29 states.


                   NUMBER OF     LOAN POOL CUT-OFF DATE BALANCE
                   MORTGAGED  -------------------------------------
 PROPERTY TYPE     PROPERTIES  (MM)    % BY UPB      WTD. AVG. DSCR
-------------------------------------------------------------------
 Retail (a)            52     $522.2      40.97%         1.54x
 Multifamily           72      389.3      30.54          1.27
 Office                33      200.0      15.69          1.34
 Lodging (b)           18       94.9       7.44          1.69
 Industrial            14       45.9       3.60          1.35
 Other                  8       22.4       1.76          1.35
 TOTAL/WTD. AVG.      197   $1,274.7     100.00%         1.43X
-----------------------------------------------------------------
(a) Includes 31 properties for a total of $443.3 million (34.78% of UPB) that are Anchored Retail.
(b) Eight Lodging properties (2.47% of UPB) comprise the investment grade AmeriSuites loan



                                LOAN POOL CUT-OFF DATE BALANCE
PREPAYMENT           NUMBER     -----------------------------------
RESTRICTIONS         OF LOANS    (MM)   % BY UPB   WTD. AVG. DSCR
-----------------------------------------------------------------
  Lockout/Defeasance    171   $1,248.0     97.90%        1.43x
  Lockout/Greater of      3       25.7      2.02         1.28
  Lockout/Declining       1        1.0      0.08         1.33
  TOTAL/WTD. AVG.       175   $1,274.7    100.00%        1.43X
-----------------------------------------------------------------
ALL CALCULATIONS CONTAINED HEREIN ARE BASED SOLELY ON THE SENIOR MORTGAGE LOAN
    WITH RESPECT TO THE MACARTHUR CENTER AND AMERISUITES LOAN GROUPS.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.
This material is furnished to you by Goldman, Sachs & Co. and Deutsche Bank Securities, Inc. and not by the issuer of the securities. Goldman, Sachs & Co. and Deutsche Bank Securities, Inc. are acting as the lead managers and neither of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.



-------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
                               STRUCTURAL OVERVIEW
-------------------------------------------------------------------------------

    For purposes of calculating principal distributions of the Certificates:

-- Available principal will be allocated sequentially to the Class A1, A2, B, C, D, E, F, G, H, J, K, L, M, N, O and P certificates, except as described below with respect to any certificates issued with respect to the companion loans.

-- In case the principal balance of the Class P, O, N, M, L, K, J, H, G, F, E, D, C, and B, in that order, have been reduced to zero due to the allocation of principal losses, then Class A1 and A2 will be allocated principal pro rata.

   Class X will be entitled to receive payments of interest only and will not receive any payments of principal. Class X will be entitled to payments of interest pro rata (based on interest entitlements) with the Class A1 and A2 certificates each month.

   Each Class will be subordinate to the Class A1, A2, and X and to each Class with an earlier alphabetic designation than such Class, except as described below with respect to the certificates issued with respect to the companion loans. Each of the Class A1, A2, and X Certificates will be of equal priority.

   All Classes will pay interest on a 30/360 basis.

   Principal Losses will be allocated in reverse alphabetical order to Class P, O, N, M, L, K, J, H, G, F, E, D, C, B, and then pro rata to Class A1 and A2, except as described below with respect to any certificates issued with respect to the companion loans.

   The Master Servicer will cover net prepayment interest shortfalls on the loans provided that with respect to any loans with due dates on or preceding the related determination date the Master Servicer will only cover net prepayment interest shortfalls up to the Master Servicing fee equal to 2 basis points per annum. Net prepayment interest shortfalls (after application of prepayment interest excesses on the mortgage and companion loans and other Servicer coverage from the Master Servicing Fee) will be allocated pro-rata (based on interest entitlements) to all regular Certificates.

   Shortfalls resulting from Master Servicer and Special Servicer modifications, Special Servicer compensation or other extraordinary trust fund expenses will be allocated in reverse alphabetical order to classes of outstanding regular Certificates other than to the Class X, except as described below with respect to any certificates issued with respect to the companion loans.

   Any certificates issued with respect to the companion loans will receive principal and interest distributions only from the companion loan(s) for the AmeriSuites loan group and the MacArthur Center loan group, respectively. Prior to an event of default, the rights of any companion loan to receive distributions of either principal or interest are generally pari-passu with the related senior mortgage loan. After the occurrence and continuance of an event of default on either loan group, the rights of the related companion loan(s) to receive distributions of either principal or interest will be subordinate to those of the related senior mortgage loan. Losses with respect to any loan group will generally be first allocated to the related companion loan(s) and then to the related senior mortgage loan.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.
This material is furnished to you by Goldman, Sachs & Co. and Deutsche Bank Securities, Inc. and not by the issuer of the securities. Goldman, Sachs & Co. and Deutsche Bank Securities, Inc. are acting as the lead managers and neither of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.



-------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
                      ALLOCATION OF PREPAYMENT PREMIUMS (a)
-------------------------------------------------------------------------------

ALLOCATION OF PREPAYMENT PREMIUMS:

Prepayment premiums and yield maintenance amounts with respect to all loans other than the companion loans will be allocated between the related Certificates then entitled to principal distributions and the Class X Certificates as follows:

         A percentage of all prepayment premiums and yield maintenance amounts with respect to all loans will be allocated to each class of the Certificates then entitled to principal distributions, which percentage will be equal to the product of (a) the percentage of the total principal distribution that such Class receives, and (b) a percentage (which can be no greater than 100%), the numerator of which is the excess, if any, of the Pass-Through Rate of the Class of Certificates currently receiving principal over the relevant Discount Rate, and the denominator of which is the excess, if any, of the Mortgage Rate of the related Mortgage Loan over the Discount Rate.

         ----------------------------------------------------------------------
         Prepayment                 (Pass-Through Rate - Discount Rate)
         Premium Allocation   =     -----------------------------------
         Percentage                   (Mortgage Rate - Discount Rate)
         ----------------------------------------------------------------------
         The remaining percentage of such prepayment premiums and yield maintenance amounts will be allocated to the Class X Certificates.

         In general, this formula provides for an increase in the allocation of prepayment premiums and yield maintenance premiums to the Certificates then entitled to principal distributions relative to the Class X Certificates as Discount Rates decrease and a decrease in the allocation to such Classes as Discount Rates rise.

   Allocation of Prepayment Premiums Example

   Discount Rate Fraction Methodology:
   Mortgage Rate                                 =  8%
   Bond Class Rate                               =  6%
   Treasury Rate                                 =  5%
   % of Principal Distributed to Class           =  100%

   BOND CLASS ALLOCATION             CLASS X ALLOCATION
   ------------------------------    ------------------------------------------
     6% - 5% x 100%   =   33 1/3%    Receives excess premiums = 66 2/3% thereof
     -------
     8% - 5%

(a) For further information regarding the allocation of prepayment premiums, refer to the Prospectus Supplement.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.
This material is furnished to you by Goldman, Sachs & Co. and Deutsche Bank Securities, Inc. and not by the issuer of the securities. Goldman, Sachs & Co. and Deutsche Bank Securities, Inc. are acting as the lead managers and neither of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.



-------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                               PREPAYMENT PROFILE
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
      PREPAYMENT RESTRICTION ASSUMING NO PREPAYMENT OF PRINCIPAL (a) (b)
-------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
PREPAYMENT                   JANUARY       JANUARY      JANUARY       JANUARY      JANUARY       JANUARY      JANUARY       JANUARY
RESTRICTIONS                   2001         2002          2003         2004          2005         2006          2007         2008
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
Locked out                    100.00%      100.00%         7.09%        4.42%         0.00%        0.00%         0.00%        0.00%
Defeasance                      0.00         0.00         91.71        93.70         97.90        97.90         97.90        97.89
Greater of 1% or Yield
 Maintenance                    0.00         0.00          1.20         1.88          2.02         2.03          2.03         2.03
-----------------------------------------------------------------------------------------------------------------------------------
Sub-Total                     100.00       100.00        100.00       100.00         99.92        99.92         99.92        99.92
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
5% or Greater                   0.00         0.00          0.00         0.00          0.08         0.00          0.00         0.00
4.00 - 4.99%                    0.00         0.00          0.00         0.00          0.00         0.08          0.00         0.00
3.00 - 3.99%                    0.00         0.00          0.00         0.00          0.00         0.00          0.08         0.00
2.00 - 2.99%                    0.00         0.00          0.00         0.00          0.00         0.00          0.00         0.08
1.00 - 1.99%                    0.00         0.00          0.00         0.00          0.00         0.00          0.00         0.00
< 1%                            0.00         0.00          0.00         0.00          0.00         0.00          0.00         0.00
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
Open                            0.00         0.00          0.00         0.00          0.00         0.00          0.00         0.00
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                         100.00%      100.00%       100.00%      100.00%       100.00%      100.00%       100.00%      100.00%
Balance of Mortgage Loans   1,274.71     1,265.15      1,254.61     1,243.02      1,230.73     1,214.59      1,199.79     1,183.73
($mm)
% OF CUTOFF BALANCE           100.00%       99.25%        98.42%       97.51%        96.55%       95.28%        94.12%       92.86%
-----------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
PREPAYMENT                   JANUARY       JANUARY      JANUARY       JANUARY      JANUARY       JANUARY      JANUARY
RESTRICTIONS                   2009         2010          2011         2012          2013         2014          2015
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
Locked out                      0.00%        0.00%         0.00%        0.00%         0.00%        0.00%         0.00%
Defeasance                     97.89        94.92        100.00       100.00        100.00       100.00        100.00
Greater of 1% or Yield
  Maintenance                   2.03         2.03          0.00         0.00          0.00         0.00          0.00
-------------------------------------------------------------------------------------------------------------------------
Sub-Total                      99.93        96.96        100.00       100.00        100.00       100.00        100.00
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
5% or Greater                   0.00         0.00          0.00         0.00          0.00         0.00          0.00
4.00 - 4.99%                    0.00         0.00          0.00         0.00          0.00         0.00          0.00
3.00 - 3.99%                    0.00         0.00          0.00         0.00          0.00         0.00          0.00
2.00 - 2.99%                    0.00         0.00          0.00         0.00          0.00         0.00          0.00
1.00 - 1.99%                    0.07         0.07          0.00         0.00          0.00         0.00          0.00
< 1%                            0.00         0.00          0.00         0.00          0.00         0.00          0.00
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
Open                            0.00         2.97          0.00         0.00          0.00         0.00          0.00
-------------------------------------------------------------------------------------------------------------------------
TOTAL                         100.00%      100.00%       100.00%      100.00%       100.00%      100.00%       100.00%
Balance of Mortgage Loans   1,166.57     1,147.65         50.35        37.70         36.90        30.85         30.03
($mm)
% OF CUTOFF BALANCE            91.52%       90.03%         3.95%        2.96%         2.90%        2.42%         2.36%
-------------------------------------------------------------------------------------------------------------------------

(a)      Table calculated using modeling assumptions.
(b)      Differences in totals may exist due to rounding.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.
This material is furnished to you by Goldman, Sachs & Co. and Deutsche Bank Securities, Inc. and not by the issuer of the securities. Goldman, Sachs & Co. and Deutsche Bank Securities, Inc. are acting as the lead managers and neither of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.



-------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                          AVERAGE LIFE TABLE (IN YEARS)

 (PREPAYMENTS LOCKED OUT THROUGH LOCK OUT PERIOD, DEFEASANCE, YIELD MAINTENANCE
               AND PENALTY PERIOD THEN RUN AT THE INDICATED CPRS)
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                          PREPAYMENT ASSUMPTIONS (CPR)

           0% CPR   25% CPR   50% CPR   75% CPR   100% CPR
 -------- -------- --------- --------- ---------  --------
 A1          5.68     5.68      5.67      5.67      5.64
 A2          9.74     9.73      9.72      9.69      9.51
 B           9.92     9.91      9.89      9.84      9.67
 C           9.92     9.92      9.92      9.92      9.67
 D           9.92     9.92      9.92      9.92      9.67
 -------- -------- --------- --------- ---------  --------



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.
This material is furnished to you by Goldman, Sachs & Co. and Deutsche Bank Securities, Inc. and not by the issuer of the securities. Goldman, Sachs & Co. and Deutsche Bank Securities, Inc. are acting as the lead managers and neither of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.



-------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
                      DISTRIBUTION OF CUT-OFF DATE BALANCES
-------------------------------------------------------------------------------

                                                                                                               WEIGHTED
                                                        PERCENTAGE                                              AVERAGE    WEIGHTED
                                                            OF                                    WEIGHTED     REMAINING   AVERAGE
                            NUMBER OF                   AGGREGATE                    WEIGHTED     AVERAGE       TERM TO    CUT-OFF
 RANGE OF CUT-OFF DATE      MORTGAGE    CUT-OFF DATE     CUT-OFF    AVERAGE CUT-OFF  AVERAGE      MORTGAGE     MATURITY    DATE LTV
 BALANCES                     LOANS        BALANCE     DATE BALANCE   DATE BALANCE      DSCR        RATE         (MOS)       RATIO
------------------------------------------------------------------------------------------------------------------------------------
       367,295 -   499,999        1          367,295         0.03%        367,295         1.25x      9.140%       115.0       79.85%
       500,000 -   999,999       23       18,679,381         1.47         812,147         1.33       8.653        116.0       68.15
     1,000,000 - 1,999,999       33       50,554,656         3.97       1,531,959         1.33       8.386        114.5       70.31
     2,000,000 - 2,999,999       21       52,478,177         4.12       2,498,961         1.32       8.369        116.8       71.26
     3,000,000 - 3,999,999       18       61,206,038         4.80       3,400,335         1.40       8.337        116.7       70.92
     4,000,000 - 4,999,999       18       82,702,845         6.49       4,594,603         1.31       8.361        120.4       71.85
     5,000,000 - 5,999,999       10       55,125,932         4.32       5,512,593         1.35       8.455        117.4       72.43
     6,000,000 - 6,999,999       10       63,924,083         5.01       6,392,408         1.30       8.257        121.0       76.40
     7,000,000 - 7,999,999        1        7,272,151         0.57       7,272,151         1.23       8.150        118.0       79.91
     8,000,000 - 8,999,999        4       35,101,387         2.75       8,775,347         1.30       8.408        114.8       72.89
     9,000,000 - 9,999,999        4       37,992,471         2.98       9,498,118         1.34       8.298        116.2       70.49
   10,000,000 - 11,999,999        3       32,707,519         2.57      10,902,506         1.34       8.269        118.7       74.63
   12,000,000 - 13,999,999        9      116,433,805         9.13      12,937,089         1.25       8.327        117.0       73.94
   14,000,000 - 16,999,999        5       76,279,887         5.98      15,255,977         1.27       7.959        117.8       78.26
   17,000,000 - 19,999,999        6      113,692,119         8.92      18,948,687         1.25       8.116        117.2       75.06
   20,000,000 - 49,999,999        7      223,358,047        17.52      31,908,292         1.43       8.148        126.2       67.55
  50,000,000 - 145,831,430        2      246,831,430        19.36     123,415,715         1.82       7.708        118.0       53.51
                              -----    --------------     -------
TOTAL/WTD. AVG.                 175    1,274,707,224       100.00%      7,284,041         1.43X      8.147%       119.1       68.58%
                                ===    =============       =======


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.
This material is furnished to you by Goldman, Sachs & Co. and Deutsche Bank Securities, Inc. and not by the issuer of the securities. Goldman, Sachs & Co. and Deutsche Bank Securities, Inc. are acting as the lead managers and neither of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.



-------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET
-------------------------------------------------------------------------------



-------------------------------------------------------------------------------
                DISTRIBUTION OF MORTGAGED PROPERTIES BY STATE (a)
-------------------------------------------------------------------------------


                                                                                                             WEIGHTED
                                                                                                              AVERAGE     WEIGHTED
                                                  PERCENTAGE                                    WEIGHTED     REMAINING     AVERAGE
                      NUMBER OF                  OF AGGREGATE                       WEIGHTED    AVERAGE       TERM TO      CUT-OFF
                      MORTGAGED   CUT-OFF DATE   CUT-OFF DATE   AVERAGE CUT-OFF     AVERAGE     MORTGAGE     MATURITY     DATE LTV
PROPERTY STATE        PROPERTIES     BALANCE        BALANCE       DATE BALANCE        DSCR         RATE        (MOS)        RATIO
--------------------- ----------- -------------- -------------- ----------------- ------------- ----------- ------------ ----------
Arizona                     7    $160,602,136         12.60%       $22,943,162          1.56x       7.942%     118.0         59.23%
Florida                    18     136,608,723         10.72          7,589,374          1.30        8.195      130.0         74.53
California                 19     126,030,393          9.89          6,633,179          1.29        8.275      116.5         71.95
Virginia                    6     125,025,894          9.81         20,837,649          2.00        7.621      117.5         51.54
Texas                      28     123,280,284          9.67          4,402,867          1.30        8.206      117.3         74.93
New York                   14      72,889,659          5.72          5,206,404          1.34        8.086      118.7         70.17
Colorado                    3      53,814,748          4.22         17,938,249          1.47        7.981      118.8         64.05
Nevada                      6      49,806,601          3.91          8,301,100          1.25        8.215      117.5         75.66
Pennsylvania               10      45,039,347          3.53          4,503,935          1.35        8.313      123.7         75.44
Maryland                    6      43,562,322          3.42          7,260,387          1.44        8.256      117.3         66.17
Connecticut                 8      41,967,857          3.29          5,245,982          1.31        8.487      116.0         74.30
North Carolina              7      37,813,320          2.97          5,401,903          1.35        8.255      117.5         74.59
Massachusetts               5      37,446,311          2.94          7,489,262          1.30        8.481      114.9         73.04
New Jersey                  6      27,649,482          2.17          4,608,247          1.41        8.236      115.5         70.92
Minnesota                   6      27,330,181          2.14          4,555,030          1.26        8.547      116.5         73.39
Michigan                    4      24,134,678          1.89          6,033,670          1.37        8.277      117.8         74.89
Georgia                     5      24,003,721          1.88          4,800,744          1.25        8.286      117.6         69.67
Washington                  6      23,804,587          1.87          3,967,431          1.25        8.106      118.7         70.76
Illinois                    7      18,578,346          1.46          2,654,049          1.32        8.397      128.2         75.12
South Carolina              3      16,420,526          1.29          5,473,509          1.27        8.328      117.6         77.02
New Mexico                  2       8,810,794          0.69          4,405,397          1.89        8.303      118.6         50.53
Oregon                      2       6,835,978          0.54          3,417,989          1.27        7.997      116.4         74.56
Utah                        1       6,495,813          0.51          6,495,813          1.33        8.200      119.0         73.15
Idaho                       1       6,395,852          0.50          6,395,852          1.26        8.170      119.0         75.25
Ohio                        2       6,327,527          0.50          3,163,763          1.51        8.389      118.3         63.35
Vermont                     1       5,185,037          0.41          5,185,037          1.46        8.750      117.0         64.01
Kentucky                    2       3,394,377          0.27          1,697,188          1.26        8.350      117.0         77.16
Alabama                     1       2,925,669          0.23          2,925,669          2.03        8.444      119.0         44.45
Wisconsin                   1       2,919,727          0.23          2,919,727          1.27        8.000      117.0         78.70
Tennessee                   1       2,672,175          0.21          2,672,175          2.03        8.444      119.0         44.45
Missouri                    1       1,995,716          0.16          1,995,716          1.21        8.200      116.0         76.76
Rhode Island                3       1,897,538          0.15            632,513          1.27        8.761      115.0         77.27
Iowa                        3       1,330,212          0.10            443,404          1.29        8.690      116.0         74.94
Indiana                     1         872,266          0.07            872,266          1.27        8.770      115.0         62.30
Mississippi                 1         839,427          0.07            839,427          1.31        7.920      119.0         76.31
                        -----    ----------        --------
TOTAL/AVG./WTD.           197  $1,274,707,224        100.00%        $6,470,595          1.43X       8.147%     119.1         68.58%

-----------------------------------------------------------------------------------------------------------------------------------

(a) If a Mortgage Loan is secured by properties in multiple states, it is treated as multiple Mortgage Loans each of which is allocated a cut-off balance based on the allocated loan amount.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.
This material is furnished to you by Goldman, Sachs & Co. and Deutsche Bank Securities, Inc. and not by the issuer of the securities. Goldman, Sachs & Co. and Deutsche Bank Securities, Inc. are acting as the lead managers and neither of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.



-------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET
-------------------------------------------------------------------------------



MAP


WA       UT         MN         MI        MS         NY         MA
1.87%    0.51%      2.14%      1.89%     0.07%      5.72%      2.94%

OR       CO         WI         IN        AL         PA         RI
0.54%    4.22%      0.23%      0.07%     0.23%      3.53%      0.15%

ID       AZ         IA         OH        GA         VA         CT
0.50%    12.60%     0.10%      0.50%     1.88%      9.81%      3.29%

CA       NM         IL         KY        FL         NC         NJ
9.89%    0.69%      1.46%      0.27%     10.72%     2.97%      2.17%

NV       TX         MO         TN        SC         VT         MD
3.91%    9.67%      0.16%      0.21%     1.29%      0.41%      3.42%



PIE CHART


        Other(a)   Arizona    Florida   California   Virginia   Texas
        26.52%     12.60%     10.72%    9.89%        9.81%      9.67%





        Maryland    Pennsylvania   Nevada   Colorado   New York
        3.42%       3.53%          3.91%    4.22%      5.72%


(a)  Other includes 25 states.







This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.
This material is furnished to you by Goldman, Sachs & Co. and Deutsche Bank Securities, Inc. and not by the issuer of the securities. Goldman, Sachs & Co. and Deutsche Bank Securities, Inc. are acting as the lead managers and neither of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.



-------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET
-------------------------------------------------------------------------------



-------------------------------------------------------------------------------
                         DISTRIBUTION OF PROPERTY TYPES
-------------------------------------------------------------------------------


                                                                                                              WEIGHTED
                                                                                                              AVERAGE     WEIGHTED
                                                   PERCENTAGE                                   WEIGHTED     REMAINING    AVERAGE
                      NUMBER OF                   OF AGGREGATE     AVERAGE        WEIGHTED       AVERAGE       TERM TO    CUT-OFF
                      MORTGAGED    CUT-OFF DATE   CUT-OFF DATE   CUT-OFF DATE      AVERAGE      MORTGAGE      MATURITY     DATE LTV
PROPERTY TYPE         PROPERTIES     BALANCE         BALANCE       BALANCE          DSCR          RATE         (MOS)        RATIO
-----------------------------------------------------------------------------------------------------------------------------------
Retail (a)                 52     $522,224,773          40.97%   $10,042,784          1.54x        8.021%       117.5         64.72%
Multifamily                72      389,271,657          30.54      5,406,551          1.27         8.128        123.0         74.68
Office                     33      200,045,888          15.69      6,061,997          1.34         8.209        117.5         70.33
Lodging (b)                18       94,859,820           7.44      5,269,990          1.69         8.632        116.7         60.59
Industrial                 14       45,933,861           3.60      3,280,990          1.35         8.389        117.4         69.94
Mixed Use                   1        9,455,001           0.74      9,455,001          1.33         7.940        118.0         68.51
Mobile Home Park            4        7,776,844           0.61      1,944,211          1.36         8.587        116.5         69.99
Self-Storage                3        5,139,379           0.40      1,713,126          1.35         8.750        116.3         64.27
                         ----    ---------------      -------

TOTAL/WTD. AVG.           197   $1,274,707,224         100.00%    $6,470,595          1.43X        8.147%       119.1         68.58%
                          ===    ==============        ======
-----------------------------------------------------------------------------------------------------------------------------------

(a) Includes 31 properties for a total of $443.3 million (34.78% of Aggregate Cut-Off Date Balance) that are Anchored Retail.
(b) Eight Lodging properties (2.47% of Aggregate Cut-Off Date Balance) comprise the investment grade AmeriSuites loan
(c) Other includes one Mixed Use property, four Mobile Home properties and three Self-Storage properties.


Industrial      3.60%
Other           1.76%
Retail (a)     40.97%
Multifamily    30.54%
Office         15.69%
Lodging (b)     7.44%


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.
This material is furnished to you by Goldman, Sachs & Co. and Deutsche Bank Securities, Inc. and not by the issuer of the securities. Goldman, Sachs & Co. and Deutsche Bank Securities, Inc. are acting as the lead managers and neither of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.



-------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
          DISTRIBUTION OF UNDERWRITTEN NCF DEBT SERVICE COVERAGE RATIOS
-------------------------------------------------------------------------------

                                                                                                           WEIGHTED
                                                                                                            AVERAGE
                                                PERCENTAGE                                                 REMAINING      WEIGHTED
RANGE OF DEBT      NUMBER OF                   OF AGGREGATE      AVERAGE                      WEIGHTED      TERM TO        AVERAGE
SERVICE            MORTGAGE     CUT-OFF DATE   CUT-OFF DATE   CUT-OFF DATE     WEIGHTED        AVERAGE     MATURITY     CUT-OFF DATE
COVERAGE RATIOS      LOANS         BALANCE        BALANCE        BALANCE     AVERAGE DSCR   MORTGAGE RATE    (MOS)        LTV RATIO
---------------------------------------------------------------------------------------------------------------------------------
  1.11 - 1.19x          4        $41,960,805        3.29%     $10,490,201         1.19x         8.309%        174.1         77.00%
  1.20 - 1.29          99        610,308,747       47.88        6,164,735         1.25          8.237         117.3         75.04
  1.30 - 1.39          33        136,686,398       10.72        4,142,012         1.33          8.209         116.5         73.55
  1.40 - 1.49          20        158,374,808       12.42        7,918,740         1.46          8.268         117.2         67.34
  1.50 - 1.59          11        169,390,189       13.29       15,399,108         1.57          7.955         117.0         59.31
  1.60 - 1.69           4         18,442,651        1.45        4,610,663         1.64          8.364         117.8         61.54
  1.90 - 1.99           1          3,288,994        0.26        3,288,994         1.97          8.650         116.0         56.71
  2.00 - 2.09           2         35,254,632        2.77       17,627,316         2.03          8.430         118.7         45.49
  2.10 - 2.19           1        101,000,000        7.92      101,000,000         2.17          7.437         118.0         46.54
                     ----       ------------     -------

TOTAL/WTD. AVG.       175     $1,274,707,224      100.00%      $7,284,041         1.43X         8.147%        119.1         68.58%
                      ===     ==============      ======
---------------------------------------------------------------------------------------------------------------------------------






-------------------------------------------------------------------------------
        DISTRIBUTION OF CUT-OFF DATE LOAN TO VALUE AT ORIGINATION RATIOS
-------------------------------------------------------------------------------

                                                                                                            WEIGHTED
                                                                                                             AVERAGE
RANGE OF                                       PERCENTAGE                                                   REMAINING     WEIGHTED
CUT-OFF DATE      NUMBER OF                   OF AGGREGATE      AVERAGE                      WEIGHTED        TERM TO       AVERAGE
LOAN-TO-VALUE     MORTGAGE     CUT-OFF DATE   CUT-OFF DATE   CUT-OFF DATE     WEIGHTED        AVERAGE       MATURITY    CUT-OFF DATE
RATIOS              LOANS         BALANCE        BALANCE        BALANCE     AVERAGE DSCR   MORTGAGE RATE      (MOS)       LTV RATIO
------------------------------------------------------------------------------------------------------------------------------------

  40.1 - 45.0%         1        $31,468,201         2.47%    $31,468,201         2.03x         8.444%         119.0         44.45%
  45.1 - 50.0          2        101,948,369         8.00      50,974,185         2.16          7.444          118.0         46.56
  50.1 - 55.0          3          7,739,417         0.61       2,579,806         1.75          8.272          116.9         53.69
  55.1 - 60.0          7        161,943,684        12.70      23,134,812         1.58          7.952          117.9         58.27
  60.1 - 65.0         20        103,637,169         8.13       5,181,858         1.42          8.220          118.0         62.96
  65.1 - 70.0         31        151,049,107        11.85       4,872,552         1.35          8.220          117.5         67.76
  70.1 - 75.0         49        274,130,616        21.51       5,594,502         1.29          8.392          122.9         73.17
  75.1 - 80.0         59        430,136,048        33.74       7,290,441         1.26          8.159          117.2         77.97
  80.1 - 85.0          3         12,654,613         0.99       4,218,204         1.21          8.342          159.9         84.25
                    ----       ------------      -------

TOTAL/WTD. AVG.      175     $1,274,707,224       100.00%     $7,284,041         1.43X         8.147%         119.1         68.58%
                     ===      =============       ======

------------------------------------------------------------------------------------------------------------------------------------


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.
This material is furnished to you by Goldman, Sachs & Co. and Deutsche Bank Securities, Inc. and not by the issuer of the securities. Goldman, Sachs & Co. and Deutsche Bank Securities, Inc. are acting as the lead managers and neither of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.



-------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET
-------------------------------------------------------------------------------



-------------------------------------------------------------------------------
                     DISTRIBUTION OF MORTGAGE INTEREST RATES
-------------------------------------------------------------------------------

                                                    PERCENTAGE                                                WEIGHTED
                                                        OF                                                     AVERAGE   WEIGHTED
                                                     AGGREGATE                                  WEIGHTED      REMAINING  AVERAGE
                        NUMBER OF                     CUT-OFF       AVERAGE                     AVERAGE        TERM TO   CUT-OFF
RANGE OF                 MORTGAGE    CUT-OFF DATE      DATE      CUT-OFF DATE     WEIGHTED      MORTGAGE      MATURITY   DATE LTV
MORTGAGE RATES            LOANS         BALANCE       BALANCE       BALANCE     AVERAGE DSCR      RATE          (MOS)     RATIO
-----------------------------------------------------------------------------------------------------------------------------------
  7.2501 - 7.5000             1      $101,000,000        7.92%   $101,000,000        2.17x         7.437%       118.0       46.54%
  7.5001 - 7.7500             1        29,978,826        2.35     29,978,826         1.47          7.750        119.0       65.31
  7.7501 - 8.0000            18       324,765,529       25.48     18,042,529         1.44          7.907        119.1       65.91
  8.0001 - 8.2500            50       352,726,473       27.67      7,054,529         1.27          8.159        118.0       74.57
  8.2501 - 8.5000            54       325,690,210       25.55      6,031,300         1.37          8.364        122.9       71.54
  8.5001 - 8.7500            34        93,069,078        7.30      2,737,326         1.35          8.661        114.2       69.37
  8.7501 - 9.0000            12        37,304,834        2.93      3,108,736         1.35          8.904        113.1       70.01
  9.0001 - 9.2500             4         9,267,732        0.73      2,316,933         1.37          9.195        112.1       68.69
  9.5001 - 9.6300             1           904,541        0.07        904,541         1.20          9.630        173.0       60.30
                           ----      ------------     -------

TOTAL/WTD. AVG.             175    $1,274,707,224      100.00%    $7,284,041         1.43X         8.147%       119.1       68.58%
                            ===     =============      ======

-----------------------------------------------------------------------------------------------------------------------------------





-------------------------------------------------------------------------------
                DISTRIBUTION OF REMAINING AMORTIZATION TERMS (a)
-------------------------------------------------------------------------------

                                                                                                              WEIGHTED
                                                                                                               AVERAGE   WEIGHTED
                                                    PERCENTAGE                                  WEIGHTED      REMAINING  AVERAGE
RANGE OF REMAINING      NUMBER OF                  OF AGGREGATE     AVERAGE                     AVERAGE        TERM TO   CUT-OFF
AMORTIZATION TERMS      MORTGAGE       CUT-OFF     CUT-OFF DATE     CUT-OFF       WEIGHTED      MORTGAGE      MATURITY   DATE LTV
(MOS)                     LOANS      DATE BALANCE     BALANCE     DATE BALANCE  AVERAGE DSCR      RATE          (MOS)     RATIO
-----------------------------------------------------------------------------------------------------------------------------------
  171 - 190                  2         $1,983,041        0.16%       $991,520       1.17x         8.798%       173.0        63.49%
  231 - 250                  1          1,881,300        0.15       1,881,300       1.24          8.900        113.0        69.68
  271 - 290                  1          4,116,011        0.32       4,116,011       1.23          8.360        118.0        73.50
  291 - 310                 35        134,234,558       10.53       3,835,273       1.59          8.585        116.4        63.34
  311 - 330                  3          3,028,070        0.24       1,009,357       1.26          8.521        114.3        68.43
  331 - 360                133      1,129,464,245       88.61       8,492,212       1.41          8.091        119.4        69.19
                           ---       -------------      -----

TOTAL/WTD. AVG.            175     $1,274,707,224      100.00%     $7,284,041       1.43X         8.147%       119.1        68.58%
                           ===     ================    ======

-----------------------------------------------------------------------------------------------------------------------------------

(a) 174 loans representing 92.08% of the Aggregate Cut-Off Date Balance accrue interest on an Actual/360 or an Acutal/365 basis but have a monthly payment calculated on a 30/360 schedule. Accordingly, the actual amortization term is longer for these loans than the stated amortization term reflected in the table above.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.
This material is furnished to you by Goldman, Sachs & Co. and Deutsche Bank Securities, Inc. and not by the issuer of the securities. Goldman, Sachs & Co. and Deutsche Bank Securities, Inc. are acting as the lead managers and neither of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.



-------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
                   DISTRIBUTION OF ORIGINAL TERMS TO MATURITY
-------------------------------------------------------------------------------

                                                       PERCENTAGE                                              WEIGHTED
                                                           OF                                                  AVERAGE   WEIGHTED
                                                        AGGREGATE                                WEIGHTED     REMAINING  AVERAGE
                           NUMBER OF                     CUT-OFF      AVERAGE      WEIGHTED      AVERAGE       TERM TO   CUT-OFF
RANGE OF ORIGINAL TERM      MORTGAGE    CUT-OFF DATE      DATE        CUT-OFF       AVERAGE      MORTGAGE      MATURITY  DATE LTV
TO MATURITY (MOS)            LOANS         BALANCE       BALANCE    DATE BALANCE     DSCR          RATE         (MOS)     RATIO
-----------------------------------------------------------------------------------------------------------------------------------
  60 - 83                       2          $2,594,554       0.20%   $1,297,277         1.50x      8.873%          55.0    75.76%
  84 - 120                    167       1,216,097,324      95.40     7,282,020         1.44       8.140          117.2    68.19
  121 - 180                     6          56,015,346       4.39     9,335,891         1.20       8.270          163.5    76.65
                             ----       -------------    -------

TOTAL/WTD. AVG.               175      $1,274,707,224     100.00%   $7,284,041         1.43X      8.147%         119.1    68.58%
                              ===      ==============     ======

-----------------------------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------
                   DISTRIBUTION OF REMAINING TERMS TO MATURITY
-------------------------------------------------------------------------------

                                                       PERCENTAGE                                              WEIGHTED
                                                           OF                                                  AVERAGE   WEIGHTED
                                                        AGGREGATE     AVERAGE                    WEIGHTED     REMAINING  AVERAGE
                           NUMBER OF                     CUT-OFF      CUT-OFF                    AVERAGE       TERM TO   CUT-OFF
RANGE OF REMAINING          MORTGAGE    CUT-OFF DATE      DATE         DATE        WEIGHTED      MORTGAGE      MATURITY  DATE LTV
TERMS TO MATURITY (MOS)      LOANS         BALANCE       BALANCE      BALANCE    AVERAGE DSCR      RATE         (MOS)     RATIO
------------------------------------------------------------------------------------------------------------------------------------
  51 - 70                       2         $2,594,554       0.20%    $1,297,277        1.50x        8.873%         55.0     75.76%
  91 - 110                      3         14,483,673       1.14      4,827,891        1.29         8.623         109.4     68.80
  111 - 120                   164      1,201,613,650      94.27      7,326,913        1.44         8.134         117.3     68.19
  121 - 130                     1         13,150,000       1.03     13,150,000        1.23         8.050         129.0     76.68
  151 - 170                     1          6,085,660       0.48      6,085,660        1.18         8.500         156.0     84.82
  171 - 190                     4         36,779,686       2.89      9,194,921        1.19         8.310         177.1     75.29
                            -----       ------------    -------

TOTAL/WTD. AVG.               175     $1,274,707,224   100.00%    $7,284,041        1.43X        8.147%        119.1     68.58%
                              ===     ==============   =======
------------------------------------------------------------------------------------------------------------------------------------

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.
This material is furnished to you by Goldman, Sachs & Co. and Deutsche Bank Securities, Inc. and not by the issuer of the securities. Goldman, Sachs & Co. and Deutsche Bank Securities, Inc. are acting as the lead managers and neither of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.



-------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
                       DISTRIBUTION OF AMORTIZATION TYPES
-------------------------------------------------------------------------------

                                                                                                              WEIGHTED
                                                        PERCENTAGE                                             AVERAGE    WEIGHTED
                                                            OF                                    WEIGHTED    REMAINING   AVERAGE
                            NUMBER OF                   AGGREGATE      AVERAGE      WEIGHTED      AVERAGE      TERM TO    CUT-OFF
                            MORTGAGE    CUT-OFF DATE     CUT-OFF       CUT-OFF       AVERAGE      MORTGAGE    MATURITY    DATE LTV
AMORTIZATION TYPE             LOANS        BALANCE     DATE BALANCE  DATE BALANCE     DSCR          RATE        (MOS)       RATIO
------------------------------------------------------------------------------------------------------------------------------------
Amortizing Balloon             143      $909,896,397       71.38%    $6,362,912         1.43x       8.091%      119.8      68.56%
Hyperamortizing                 30       360,962,673       28.32     12,032,089         1.42        8.287       117.4      68.60
Fully Amortizing                 2         3,848,154        0.30      1,924,077         1.28        8.506       129.4      71.54
                              ----      ------------     -------

TOTAL/WTD. AVG.                175    $1,274,707,224      100.00%    $7,284,041         1.43X       8.147%      119.1      68.58%
                               ===    ==============      ======
------------------------------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------
                      DISTRIBUTION OF PREPAYMENT PROVISIONS
-------------------------------------------------------------------------------

                                                                                                              WEIGHTED
                                                        PERCENTAGE                                             AVERAGE    WEIGHTED
                                                            OF                                    WEIGHTED    REMAINING    AVERAGE
                            NUMBER OF                   AGGREGATE      AVERAGE      WEIGHTED      AVERAGE      TERM TO     CUT-OFF
                            MORTGAGE    CUT-OFF DATE     CUT-OFF       CUT-OFF       AVERAGE      MORTGAGE    MATURITY    DATE LTV
PREPAYMENT PROVISION          LOANS        BALANCE     DATE BALANCE  DATE BALANCE     DSCR          RATE        (MOS)       RATIO
------------------------------------------------------------------------------------------------------------------------------------
Defeasance                     171    $1,247,980,138       97.90%    $7,298,129         1.43x      8.150%      119.2        68.44%
Greater of YM or 1% UPB          3        25,731,243        2.02      8,577,081         1.28       8.000       117.4        75.34
Declining Fee                    1           995,843        0.08        995,843         1.33       8.540       115.0        68.21
                               ---     -------------      ------

TOTAL/WTD. AVG.                175    $1,274,707,224      100.00%    $7,284,041         1.43X      8.147%      119.1        68.58%
                               ===    ==============      ======
------------------------------------------------------------------------------------------------------------------------------------


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.
This material is furnished to you by Goldman, Sachs & Co. and Deutsche Bank Securities, Inc. and not by the issuer of the securities. Goldman, Sachs & Co. and Deutsche Bank Securities, Inc. are acting as the lead managers and neither of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.



-------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET
-------------------------------------------------------------------------------


                           MORTGAGE LOAN INFORMATION
------------------------------------------------------------------
                          ORIGINAL            CUT-OFF DATE
                          --------            ------------
PRINCIPAL BALANCE:        $146,000,000        $145,831,430

% OF POOL BY UPB          11.44%

ORIGINATOR:               GMACCM and GSMC

NOTE DATE:                October 2, 2000

INTEREST RATE:            7.895%

AMORTIZATION:             30 years

MATURITY DATE:            October 5, 2010

BORROWER/SPONSOR:         The Borrower is Arizona Mills, LLC a
                          bankruptcy-remote SPE sponsored by Mills Corporation
                          (NYSE: MLS), Taubman Realty Group (NYSE: TCO)
                          (BBB-/Ba2 - S&P/Moody's) and Simon Property Group
                          (NYSE: SPG) (BBB+/Baa1 -- S&P/Moody's).

CALL PROTECTION:          Prepayment lockout; U.S. Treasury
                          defeasance

CROSS-COLLATERALIZATION/  NAP/NAP
DEFAULT:

ADDITIONAL FINANCING:     In addition to trade payables incurred
                          in the ordinary course of business, the borrower may incur up to $3,000,000 of debt secured by personal property at the Arizona Mills property, such that the aggregate amount of such additional debt does not exceed 4.0% of the outstanding principal balance of the Arizona Mills loan.

CASH MANAGEMENT:          Hard Lockbox

MONTHLY RESERVES          Real Estate Tax Reserve:    $259,442.83
                          Insurance Reserve:            $5,392.33
                          Replacement Reserve:         $15,375.00
                          Initial TI/LC Reserve:    $1,117,478.99

                          In addition, a monthly TI/LC Reserve of $108,333.33 will be collected after certain trigger events.


------------------------------------------------------------------
                              PROPERTY INFORMATION
------------------------------------------------------------------

SINGLE ASSET/PORTFOLIO:        Single Asset

PROPERTY TYPE:                 Anchored Retail, Regional Mall

LOCATION:                      Tempe, AZ

YEAR BUILT / RENOVATED:        1997/NAP

THE COLLATERAL:                The loan is secured by a 1.23 million
                               square foot value-oriented regional mall anchored by J.C. Penney, Oshmans Supersport, Burlington
                               Coat Factory and Harkins Great Mall Cinema and located in Tempe, AZ.


PROPERTY MANAGEMENT:           The property is managed by the Mills
                               Corporation, an affiliate of the Borrower.

CURRENT OCCUPANCY (11/20/00):  97.9%

UNDERWRITTEN NET CASH FLOW:    $20,097,142

APPRAISED VALUE:               $250,000,000

APPRAISAL DATE:                August 30, 2000

CUT-OFF DATE LOAN/SF:          $118.56

CUT-OFF DATE LTV:              58.33%

BALLOON LTV:                   52.09%

UWNCF DSCR:                    1.58x



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.
This material is furnished to you by Goldman, Sachs & Co. and Deutsche Bank Securities, Inc. and not by the issuer of the securities. Goldman, Sachs & Co. and Deutsche Bank Securities, Inc. are acting as the lead managers and neither of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.



-------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
                                     ANCHORS
-------------------------------------------------------------------------------

         TENANT             SQUARE   % OF TOTAL      LEASE        7/98 TO     7/99 TO 6/00    OCCUPANCY
                             FEET        NRA       EXPIRATION  6/99 SALES PSF     SALES PSF        COST
                             ----        ---       ----------  -------------- -------------   ---------

----------------------------------------------------------------------------------------------------------
JC Penney (a)               104,697       8.51%     11/30/2012      $246           $237           2.3%
----------------------------------------------------------------------------------------------------------
Harkins Theater              92,320       7.51      11/19/2012       142            162           9.1
----------------------------------------------------------------------------------------------------------
Burlington Coat Factory      80,426       6.54       1/31/2013       134            149           3.8
----------------------------------------------------------------------------------------------------------
Oshman's Supersport          65,013       5.29       1/31/2013        97            118           5.6
----------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE      342,456      27.84%                     $163           $174           5.1%
----------------------------------------------------------------------------------------------------------

    (a) JC Penney is rated BBB/Baa2/BBB- by S&P/Moody's/Fitch





------------------------------------------------------------------------------
                      NEXT FIVE LARGEST RETAIL TENANTS
------------------------------------------------------------------------------
         TENANT             SQUARE FEET    % OF TOTAL NRA   LEASE EXPIRATION
------------------------------------------------------------------------------
Linens & Things               40,057            3.26%           1/31/2013
------------------------------------------------------------------------------
Gameworks                     37,348            3.04           11/30/2007
------------------------------------------------------------------------------
Off 5th (Saks) (b)            34,716            2.82           11/19/2012
------------------------------------------------------------------------------
Marshall's                    31,315            2.55           11/30/2007
------------------------------------------------------------------------------
Virgin Megastore              30,822            2.51            1/31/2009
------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE       174,258           14.17%
------------------------------------------------------------------------------
(b) Saks, inc. is rated BB+/Baa3/BBB- by S&P/Moody's/Fitch

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.
This material is furnished to you by Goldman, Sachs & Co. and Deutsche Bank Securities, Inc. and not by the issuer of the securities. Goldman, Sachs & Co. and Deutsche Bank Securities, Inc. are acting as the lead managers and neither of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.



-------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET
-------------------------------------------------------------------------------

------------------------------------------------------------------
                        SENIOR MORTGAGE LOAN INFORMATION
------------------------------------------------------------------


                          ORIGINAL            CUT-OFF DATE

PRINCIPAL BALANCE:        $101,000,000        $101,000,000

% OF POOL BY UPB:         7.92%

ORIGINATOR:               Archon Financial, LP

NOTE DATE:                October 19, 2000

INTEREST RATE:            7.437%

AMORTIZATION:             30 years

ARD DATE:                 October 1, 2010

BORROWER/SPONSOR:         The Borrower, MacArthur Shopping Center LLC is
                          sponsored by the Taubman Realty Group (NYSE: TCO).

CALL PROTECTION:          Prepayment lockout; U.S. Treasury defeasance

CROSS-COLLATERALIZATION/  NAP/Yes, Cross Defaulted with the $44
DEFAULT:                  million MacArthur Companion loans.

ADDITIONAL FINANCING:     In addition to the senior mortgage loan, there are
                          two companion loans secured by the first mortgage of the related loan group with an aggregate cut-off date principal balance of $43,883,791. These loans are fully subordinate to the related senior mortgage loan.
                          In addition, the Borrower may incur up to (i)
                          $2,500,000 of debt secured by fixtures, equipment, or personal property at the MacArthur Center property, and (ii) $4,000,000 of trade payables incurred in the ordinary course of business.

CASH MANAGEMENT:          Hard Lockbox

RESERVES:                 $665,000 per annum for TI/LC's if the
                          Loan Group DSCR based on adjusted NOI,
                          as tested quarterly, falls below 1.28x;

                          Ground lease rent, tax and insurance reserves if the Loan Group DSCR based on adjusted NOI, as tested quarterly, falls below 1.23x;

                          The Borrower is required to fund a reserve or post letters of credit in the amount of (I) $2.8 million and (ii) $400,000 if Regal Cinemas or Rainforest Cafe fails to pay rent or ceases operations. In addition, with respect to Regal, the reserve is triggered if Regal files bankruptcy and debt service coverage at the Property falls below 1.40x.


------------------------------------------------------------------
                              PROPERTY INFORMATION
------------------------------------------------------------------

SINGLE ASSET/PORTFOLIO:        Single Asset

PROPERTY TYPE:                 Anchored Retail, Regional Mall

LOCATION:                      Norfolk, VA

YEAR BUILT / RENOVATED:        1999 / NAP

THE COLLATERAL:                A 942,668, three-level urban regional retail
                               center anchored by Nordstrom and Dillard's and located in downtown Norfolk, VA. The anchor improvements are independently owned and are not part of the collateral for the loan. Total Mall
                               Shop GLA equal 528,846 square feet.

PROPERTY MANAGEMENT:           The property is managed by Taubman Company, L.P.,
                               an affiliate of the Borrower.

CURRENT OCCUPANCY (09/06/00):  90.4%

UNDERWRITTEN NET CASH FLOW:    $18,387,394

APPRAISED VALUE:               $217,000,000

APPRAISAL DATE:                September 13, 2000

CUT-OFF DATE LOAN / MALL SHOP  $190.98

CUT-OFF DATE LTV:              46.54%

BALLOON LTV:                   41.01%

UWNCF DSCR:                    2.17x




------------------------------------------------------------------
                             LOAN GROUP INFORMATION
------------------------------------------------------------------

LOAN GROUP CUT-OFF DATE        $144,883,791
PRINCIPAL BALANCE:

LOAN GROUP CUT-OFF DATE
PRINCIPAL BALANCE / MALL SHOP
GLA:                           $274.15

LOAN GROUP INTEREST RATE:      7.59%

LOAN GROUP UWNCF DSCR:         1.48x

LOAN GROUP CUT-OFF DATE LTV:   66.77%
------------------------------------------------------------------


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.
This material is furnished to you by Goldman, Sachs & Co. and Deutsche Bank Securities, Inc. and not by the issuer of the securities. Goldman, Sachs & Co. and Deutsche Bank Securities, Inc. are acting as the lead managers and neither of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.



-------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET
                               MACARTHUR CENTER
-------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------
                                             ANCHORS (a)
------------------------------------------------------------------------------------------------------
         TENANT                SQUARE FEET        % OF TOTAL GLA       S&P / MOODY'S CREDIT RATING
------------------------------------------------------------------------------------------------------
Nordstrom's                      160,200               17.0%                      A / A2
------------------------------------------------------------------------------------------------------
Dillard's                        253,616               26.9                    BBB- / Baa3
------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE           413,816               43.9%
------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------
                          FIVE LARGEST RETAIL TENANTS
------------------------------------------------------------------------------------------------------
           TENANT                  SQUARE FEET        % OF TOTAL GLA (B)        LEASE EXPIRATION

------------------------------------------------------------------------------------------------------
The Rainforest Cafe                   15,980                  3.7%                  5/31/2009
------------------------------------------------------------------------------------------------------
Foot Locker                           14,711                  3.4%                  3/31/2009
------------------------------------------------------------------------------------------------------
Waves                                 10,000                  2.3%                  1/31/2009
------------------------------------------------------------------------------------------------------
Restoration Hardware                  10,000                  2.3%                  1/31/2012
------------------------------------------------------------------------------------------------------
Z Gallerie                             9,500                  2.2%                  3/31/2009
------------------------------------------------------------------------------------------------------

(a) The Anchor Tenants are independently owned and are not part of the collateral for the loan
(b) Based on Mall Shop GLA and does not include Regal Cinema, Inc. (78,752 sf) and Jeepers! (20,001 sf)


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.
This material is furnished to you by Goldman, Sachs & Co. and Deutsche Bank Securities, Inc. and not by the issuer of the securities. Goldman, Sachs & Co. and Deutsche Bank Securities, Inc. are acting as the lead managers and neither of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.



-------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET
                                 1999 BROADWAY
-------------------------------------------------------------------------------


------------------------------------------------------------------
                           MORTGAGE LOAN INFORMATION
------------------------------------------------------------------


                          ORIGINAL            CUT-OFF DATE

PRINCIPAL BALANCE:        $50,000,000         $49,966,246

% OF POOL BY UPB          3.92%

ORIGINATOR:               German American Capital Corporation

NOTE DATE:                October 20, 2000

INTEREST RATE:            7.97%

AMORTIZATION:             30 years

ARD DATE:                 November 1, 2010

BORROWER/SPONSOR:         The Borrower is 1999 Broadway, LLC, a bankruptcy
                          remote SPE sponsored by Winthrop Financial Associates.


CALL PROTECTION:          Prepayment lockout; U.S. Treasury defeasance.

CROSS-COLLATERALIZATION/  NAP/NAP
DEFAULT:

ADDITIONAL FINANCING:     None

CASH MANAGEMENT:          Hard Lockbox

MONTHLY RESERVES          TI/LC:                       $70,047.92
                          Replacement Reserve:         $10,595.58
                          Real Estate Taxes:           $61,525.71
                          Insurance:                    $5,166.90



------------------------------------------------------------------
                              PROPERTY INFORMATION
------------------------------------------------------------------

SINGLE ASSET/PORTFOLIO:       Single Asset

PROPERTY TYPE:                Office

LOCATION:                     Denver, CO

YEAR BUILT / RENOVATED:       1985/NAP

THE COLLATERAL:               The loan is secured by a 635,737 square foot,
                              43-story office building located in the central business district of Denver, CO.

PROPERTY MANAGEMENT:          The property is managed by Winthrop Management,
                              LLC, an affiliate of the Borrower.

CURRENT OCCUPANCY (9/1/00):   96.0%

UNDERWRITTEN NET CASH FLOW:   $6,499,426

APPRAISED VALUE:              $79,000,000

APPRAISAL DATE:               September 2, 2000

CUT-OFF DATE LOAN/SF:         $78.60

CUT-OFF DATE LTV:             63.25%

BALLOON LTV:                  56.54%

UWNCF DSCR:                   1.48x




-------------------------------------------------------------------------------
                                   FIVE LARGEST TENANTS
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
             TENANT                 SQUARE FEET      % OF TOTAL NRA      LEASE EXPIRATION
--------------------------------------------------------------------------------------------
Columbine JDS Systems, Inc.           100,420            15.80%              12/31/08
--------------------------------------------------------------------------------------------
GSA (a)                                97,970            15.41               10/14/03
--------------------------------------------------------------------------------------------
Lucent Technologies, Inc.              72,979            11.48               12/31/05
--------------------------------------------------------------------------------------------
US West Communications, Inc. (b)       68,448            10.77               12/31/02
--------------------------------------------------------------------------------------------
H.S. Resources, Inc.                   52,749             8.30                6/14/03
--------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE                392,566            61.75%
--------------------------------------------------------------------------------------------

(a) Four departments of the GSA occupy space at the property - the Department of Labor, the Peace Corps, the Federal Tax Court and the Office of Surface Mining. The table reflects the combined space under each of the GSA leases, the earliest of which expires in 10/14/03

(b) Aggregated space reflecting multiple US West leases, the earliest of which expires in 12/31/02


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.
This material is furnished to you by Goldman, Sachs & Co. and Deutsche Bank Securities, Inc. and not by the issuer of the securities. Goldman, Sachs & Co. and Deutsche Bank Securities, Inc. are acting as the lead managers and neither of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.



-------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET
                     DRUCKER & FAULK MULTIFAMILY PORTFOLIO
-------------------------------------------------------------------------------


------------------------------------------------------------------
                           MORTGAGE LOAN INFORMATION
------------------------------------------------------------------


                          ORIGINAL            CUT-OFF DATE

PRINCIPAL BALANCE:        $49,350,000         $49,291,990

% OF POOL BY UPB          3.87%

ORGINATOR:                Archon Financial, LP

NOTE DATE:                September 29, 2000

INTEREST RATE:            7.79-7.89%

AMORTIZATION:             30 Years

MATURITY DATE:            October 1, 2010

BORROWER/SPONSOR:         Three loans made to borrowers with a related sponsor.

CALL PROTECTION:          Prepayment lockout; U.S. Treasury defeasance.

CROSS-COLLATERALIZATION/  Loans are not cross-collateralized or cross-defaulted.
DEFAULT:

ADDITIONAL FINANCING:     None

CASH MANAGEMENT:          None

MONTHLY RESERVES:         Replacement:                 $20,266.67


------------------------------------------------------------------
                          PROPERTY INFORMATION
------------------------------------------------------------------

SINGLE ASSET/PORTFOLIO:       3 Loan Portfolio

PROPERTY TYPE:                Multifamily

LOCATION:                     Orlando, FL (2) & Morrisville, NC

YEAR BUILT / RENOVATED:       1984 & 1987, 1994 & 1998, and 1999/NAP

THE COLLATERAL:               The loans are secured by three multifamily
                              properties with a total of 1,129 units, two of which are located in Orlando, FL and one of which is located in Morrisville, NC.

PROPERTY MANAGEMENT:          The properties are managed by Drucker & Faulk,
                              an affiliate of the Borrower.

AGGREGATE OCCUPANCY
(9/18 - 9/19/00):             94.5%

AGGREGATE UNDERWRITTEN NET    $5,423,196
CASH FLOW:

APPRAISED VALUE:              $64,200,000

APPRAISAL DATE:               August 31 & September 14, 2000

CUT-OFF DATE LOAN/UNITS:      $43,660

CUT-OFF DATE LTV:             76.80%

BALLOON LTV:                  68.47%

UWNCF DSCR:                   1.27x



-------------------------------------------------------------------------------------------------------------------
                            COLLATERAL DETAILS
-------------------------------------------------------------------------------------------------------------------
      PROPERTY/LOCATION          CUT-OFF DATE BALANCE      APPRAISED VALUE        LTV           UNITS    OCCUPANCY

-------------------------------------------------------------------------------------------------------------------
Harbor Pointe Apartments               $18,378,727            $24,000,000        76.58%           600       92.0%
Orlando, FL
-------------------------------------------------------------------------------------------------------------------
Brittany at Waterford Lakes             15,831,186             21,000,000        75.39            276       98.0
Orlando, FL
-------------------------------------------------------------------------------------------------------------------
Cross Timbers Apartments                15,082,076             19,200,000        78.55            253       94.0
Morrisville, NC
-------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE                 $49,291,990            $64,200,000        76.80%          1129       94.5%
-------------------------------------------------------------------------------------------------------------------




This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.
This material is furnished to you by Goldman, Sachs & Co. and Deutsche Bank Securities, Inc. and not by the issuer of the securities. Goldman, Sachs & Co. and Deutsche Bank Securities, Inc. are acting as the lead managers and neither of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.



-------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET
                                  AMERISUITES
-------------------------------------------------------------------------------


------------------------------------------------------------------
                        SENIOR MORTGAGE LOAN INFORMATION
------------------------------------------------------------------


                          ORIGINAL            CUT-OFF DATE

PRINCIPAL BALANCE:        $31,500,000         $31,468,201

% OF POOL BY UPB          2.47%

ORIGINATOR:               GMACCM

NOTE DATE:                October 19, 2000

INTEREST RATE:            8.44385%

AMORTIZATION:             25 years

MATURITY DATE:            November 1, 2010

BORROWER/SPONSOR:         The Borrower is EQI Financing V, LP, a single purpose,
                          bankruptcy-remote entity sponsored by Equity Inns, Inc. (NYSE: ENN).

CALL PROTECTION:          Prepayment lockout for twenty-four months; U.S.
                          Treasury defeasance thereafter

CROSS-COLLATERALIZATION/  Yes / Yes
DEFAULT:

ADDITIONAL FINANCING:     There is an additional companion loan secured by the
                          first mortgage of the related loan pair with a cut-off date principal balance $4,495,457. This loan is fully subordinate to the related senior mortgage loan.

CASH MANAGEMENT:          Hard Lockbox

RESERVES:                 Monthly Tax:                 $87,087.83
                          Debt Service:                $73,112.22
                          Replacement:   4% of operating revenues
                                         if trailing twelve-month
                                         DSCR falls below 1.45x




------------------------------------------------------------------
                              PROPERTY INFORMATION
------------------------------------------------------------------

SINGLE ASSET/PORTFOLIO:         Portfolio

PROPERTY TYPE:                  Hospitality

LOCATION:                       Various

YEAR BUILT / RENOVATED:         1986-1997/1998-1999

THE COLLATERAL:                 The loan is secured by eight hotels with a total
                                of 965 units located throughout the United
                                States.

PROPERTY MANAGEMENT:            Six of the properties are managed by Prime
                                Hospitality Corp. One is managed by Interstate
                                Hotels Management, Inc. One is managed by
                                Meristar Management Company, LLC.


CURRENT OCCUPANCY (9/1/00):     74.6%

UNDERWRITTEN NET CASH FLOW:     $6,175,617

APPRAISED VALUE:                $70,800,000

APPRAISAL DATE:                 August, 2000

CUT-OFF DATE LOAN/UNIT:         $32,610

CUT-OFF DATE LTV:               44.45%

BALLOON LTV:                    36.92%

UWNCF DSCR:                     2.03x
------------------------------------------------------------------



------------------------------------------------------------------
                             LOAN GROUP INFORMATION
------------------------------------------------------------------

LOAN GROUP CUT-OFF DATE        $35,963,658
PRINCIPAL BALANCE:

LOAN GROUP CUT-OFF DATE        $37,268
PRINCIPAL BALANCE/UNIT:

LOAN GROUP INTEREST RATE:      8.25%

LOAN GROUP UWNCF DSCR:         1.81x

LOAN GROUP CUT-OFF DATE LTV:   50.80%
------------------------------------------------------------------


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.
This material is furnished to you by Goldman, Sachs & Co. and Deutsche Bank Securities, Inc. and not by the issuer of the securities. Goldman, Sachs & Co. and Deutsche Bank Securities, Inc. are acting as the lead managers and neither of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.



-------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET
                                  AMERISUITES
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
                               COLLATERAL DETAILS
-------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
           PROPERTY                   CITY          STATE      # OF UNITS  YEAR BUILT  OCCUPANCY (A)    ADR (A)     CUT-OFF DATE
                                                                                                                       BALANCE
-----------------------------------------------------------------------------------------------------------------------------------
AmeriSuites Tampa                Tampa           Florida            126        1994         72.4%         $94.59          6,721,957
-----------------------------------------------------------------------------------------------------------------------------------
AmeriSuites Linthicum Heights    Linthicum       Maryland           128        1996         83.4           86.81          5,678,262
-----------------------------------------------------------------------------------------------------------------------------------
AmeriSuites Albuquerque          Albuquerque     New Mexico         128        1997         79.6           68.49          5,314,629
-----------------------------------------------------------------------------------------------------------------------------------
Residence Inn Somers Point       Somers Point    New Jersey         120        1986         75.8          105.21          4,720,230
-----------------------------------------------------------------------------------------------------------------------------------
AmeriSuites Birmingham           Hoover          Alabama            128        1997         69.4           67.30          2,925,668
-----------------------------------------------------------------------------------------------------------------------------------
Homewood Suites Germantown       Germantown      Tennessee           92        1996         66.1           86.64          2,672,175
-----------------------------------------------------------------------------------------------------------------------------------
AmeriSuites Forest Park          Forest Park     Ohio               126        1992         62.2           72.33          2,211,515
-----------------------------------------------------------------------------------------------------------------------------------
AmeriSuites Flagstaff            Flagstaff       Arizona            117        1993         71.7           60.52          1,223,763
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE                                              965                     74.6%         $80.00        $31,468,201
-----------------------------------------------------------------------------------------------------------------------------------

(a) Occupancy and ADR as of 8/00


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.
This material is furnished to you by Goldman, Sachs & Co. and Deutsche Bank Securities, Inc. and not by the issuer of the securities. Goldman, Sachs & Co. and Deutsche Bank Securities, Inc. are acting as the lead managers and neither of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.